UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2004

Sirna Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27914	34-1697351
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number

2950 Wilderness Place
Boulder, Colorado 80301
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 449-6500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES AND
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On December 30, 2004, Sirna Therapeutics, Inc. (“Sirna”) completed a warrant restructuring pursuant to a Warrant Exchange Agreement (the “Warrant Exchange Agreement”) dated as of December 30, 2004 with Sprout IX Plan Investors, L.P., Sprout Entrepreneurs Fund, L.P., Sprout Capital IX, L.P., DLJ Capital Corporation and Dr. James Niedel (collectively, the “Sprout Group”), Venrock Associates, Venrock Associates III, L.P., Venrock Entrepreneurs Fund III, L.P., Oxford Bioscience Partners IV, L.P., mRNA Fund II L.P., Granite Global Ventures (Q.P.) L.P., and Granite Global Ventures L.P. (collectively, the “Warrant Holders”) and a related warrant exercise. Dr. James Niedel is a member of the Board of Directors of Sirna and is affiliated with the Sprout Group. Dr. Douglas Fambrough is a member of the Board of Directors of Sirna and is affiliated with Oxford Bioscience Partners IV, L.P., and mRNA Fund II L.P. Dr. Bryan Roberts is a member of the Board of Directors of Sirna and is affiliated with Venrock Associates, Venrock Associates III, L.P., and Venrock Entrepreneurs Fund III, L.P. The Warrant Exchange Agreement was approved by a special committee of disinterested, independent members of Sirna’s Board of Directors.

In the warrant restructuring, Sirna exchanged with the Warrant Holders warrants exercisable in the aggregate for 2,703,479 of shares of Sirna common stock (the “Original Warrants”), which would not have expired until April of 2008 and were exercisable either with cash or warrant shares, for a set of replacement warrants for the same number of shares as surrendered under the Original Warrants (the “First Replacement Warrants”). The First Replacement Warrants are exercisable at the same exercise price of $2.52 as the Original Warrants but only for cash and only if on or before February 7, 2005, creating a potential vehicle for the Company to raise funds from the Warrant Holders. In return, the Warrant Holders, in exchange for the shares exercisable under the Original Warrants, also received additional replacement warrants for 10% more shares than the exercisable shares surrendered under the Original Warrants, that do not expire until December 30, 2009, and that are exercisable either with cash or warrant shares. These five-year replacement warrants have a higher exercise price ($3.85) than the Original Warrants, but the exercise price is subject to potential downward adjustment on or before June 30, 2005 as follows: (i) in the event that the Sirna consummates a qualifying private placement of its securities for the primary purpose of raising capital for the Sirna on or before June 30, 2005, the exercise price per share shall be adjusted to the lesser of $3.85 and the lowest price per share of common stock sold (or deemed sold) by Sirna in any such private placement; and (ii) if Sirna does not consummate such a private placement on or before June 30, 2005, the exercise price per share shall be adjusted to the lesser of $3.85 and the average closing selling price of a share of Sirna’s common stock on the Nasdaq National Market for the 15-trading day period ending on June 30, 2005. The consideration for the replacements warrants issued under the Warrant Exchange Agreement was shares of Sirna common stock issuable under the Original Warrants. All of the Original Warrants were exchanged and cancelled except, in lieu of cancellation, the number of shares issuable under the Original Warrants held by the Sprout Group was reduced by 25% in exchange for First Replacement Warrants exercisable for the number of shares equal to the number of shares reduced from the Original Warrants and five-year replacement warrants exercisable for the number of shares equal number of shares reduced from the Original Warrants plus 10%.

On December 30, 2004, the Warrant Holders exercised all of the First Replacement Warrants for 2,703,479 shares of Sirna common stock, representing an approximate 7% increase in issued and outstanding shares of Sirna common stock. The consideration for the exercise of these shares was cash in the amount of approximately $6.8 million.

The issued or issuable shares described above have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and were made pursuant to the exemptions from registration provided by Section 4(2) or Regulation D promulgated thereunder. The shares issued or issuable thereunder are restricted in accordance with Rule 144 of the Securities Act. The issuances and the potential issuances did not involve any public offering; Sirna made no solicitation in connection with the transactions other than communications with the purchasers; Sirna obtained representations from the purchasers regarding their investment intent, knowledge, and experience; the purchasers either received or had access to adequate information about Sirna in order to make informed investment decisions; Sirna reasonably believed that the purchasers are capable of evaluating the merits and risks of their investment; and the shares issued or potentially issuable thereunder were issued or are issuable with restricted securities legends. No underwriting discounts or commissions were paid in conjunction with the issuance or potential issuance of the shares.

The foregoing summary of certain material provisions of the Warrant Exchange Agreement and the replacement warrants issued thereunder does not purport to be a complete summary. You are urged to read the Warrant Exchange Agreement, a copy of which has been attached as exhibit to this Current Report on Form 8-K, and the forms of replacement warrants attached as Exhibits B and C thereto, for a complete description of the terms and conditions of such warrant restructuring and the related warrant exercise.

ITEM 7.01 REGULATION FD DISCLOSURE

A copy of the press release issued by the Company on January 4, 2005 in connection with the warrant exchange and the warrant exercises is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

4.1	Form of First Replacement Warrants (incorporated by reference to Exhibit 10.1 hereto)
4.2	Form of Five-Year Replacement Warrants (incorporated by reference to Exhibit 10.1 hereto)
10.1	Warrant Exchange Agreement dated as of December 30, 2004 between the Company and the Warrantholders thereto.
99.1	Press Release dated January 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2005

SIRNA THERAPEUTICS, INC. (Registrant)
By: ________________
Name: Howard W. Robin
Title: President and Chief Executive Officer

EXHIBIT INDEX

4.1	Form of First Replacement Warrants (incorporated by reference to Exhibit 10.1 hereto)
4.2	Form of Five-Year Replacement Warrants (incorporated by reference to Exhibit 10.1 hereto)
10.1	Warrant Exchange Agreement dated as of December 30, 2004 between the Company and the Warrantholders thereto.
99.1	Press Release dated January 4, 2005.